UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2021

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10765	23-2077891
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

UNIVERSAL CORPORATE CENTER

367 SOUTH GULPH ROAD

KING OF PRUSSIA, Pennsylvania 19406

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock	UHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On October 25, 2021, Universal Health Services, Inc. issued the press release attached hereto as Exhibit 99.1.

Item 8.01 Other Events

On October 18, 2021, the United States District Court for the Eastern District of Pennsylvania granted preliminary approval of a settlement (“Settlement”) in the stockholder derivative action captioned In re Universal Health Services, Inc., Derivative Litigation, Case No. 2:17-cv-02187-JHS (the “Federal Derivative Action”).  The complaint in the Federal Derivative Action alleged claims, including breach of fiduciary duty, against certain current and former directors and officers of Universal Health Services, Inc. (the “Company”) relating to alleged practices and operations at the Company’s behavioral health facilities.  The defendants have denied, and continue to deny, the allegations in the complaint.  On August 19, 2019, the district court dismissed the complaint with prejudice, and on April 29, 2020, it denied plaintiffs’ leave to amend their complaint.  Plaintiffs’ appeal from those decisions was pending on appeal at the time of the Settlement.

Pursuant to the Court’s Order granting preliminary approval of the settlement, the Company is publishing the Notice of: (I) Pendency And Proposed Settlement Of Stockholder Derivative Actions; (II) Settlement Fairness Hearing; and (III) Motion For An Award Of Attorneys’ Fees And Litigation Expenses, dated October 26, 2021 (the “Notice”) and the Stipulation of Settlement, attached hereto as Exhibits 99.2 and 99.3.  The Notice and Stipulation of Settlement relate to the proposed settlement of the Federal Derivative Action, the stockholder derivative action captioned Delaware County Employees’ Retirement Fund, et al. v. Alan B. Miller, et al., C.A. No. 2017-0475-JTL, pending in the Court of Chancery of the State of Delaware, and a stockholder litigation demand submitted by Dr. Eli Inzlicht-Sprei.

This Notice is also available for review on the company’s investor relations website at https://ir.uhsinc.com.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Universal Health Services, Inc., press release, dated October 25, 2021.
99.2	Notice of Proposed Settlement and Hearing
99.3	Stipulation and Agreement of Settlement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Exhibit Index

Exhibit No.	Exhibit

99.1	Universal Health Services, Inc., press release, dated October 25, 2021.
99.2	Notice of Proposed Settlement and Hearing
99.3	Stipulation and Agreement of Settlement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Health Services, Inc.

By:	/s/ Steve Filton
Name: Steve Filton
Title: Executive Vice President and Chief Financial Officer

Date: October 26, 2021